UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  10/31/2005

INTERNATIONAL FUEL TECHNOLOGY, INC.
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  000-25367

NV	880357508
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

7777 Bonhomme, Suite 1920, St. Louis, MO 63105
(Address of Principal Executive Offices, Including Zip Code)

314-727-3333
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 5.02.    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On November 1, 2005, Charles Stride was appointed to the Board of Directors of International Fuel Technology, Inc. (the "Company"). Mr. Stride currently serves as President of Fuel Technologies Ltd. ("FTL"), the Company's international distribution partner. FTL distributes the Company's fuel additives primarily in Europe and Africa. The Company expects the amount of these distribution transactions, in the aggregate, to exceed $60,000.

The Company announced Mr. Stride's appointment to the Company's Board of Directors in a press release on November 2, 2005. A copy of this press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.    Financial Statements and Exhibits

Press release of International Fuel Technology, Inc. dated November 2, 2005.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

INTERNATIONAL FUEL TECHNOLOGY INC

Date: November 03, 2005.	By:	/s/ Gary Hirstein
Gary Hirstein
Chief Financial Officer

Exhibit Index

Exhibit No.	Description
EX-99.1	Press release of International Fuel Technology, Inc. dated November 2, 2005.